SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

Rainier Investment Management Mutual Funds
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Rainier Funds
Rainier High Yield Portfolio

601 Union Street, Suite 2801, Seattle, Washington, 98101
(800) 248-6314

Dear Shareholder:

We are writing to let you know that a special meeting of shareholders of Rainier Funds will be held on Monday, August 17, 2009.  The purpose of the meeting is to provide you with the opportunity to vote on the election of two Trustees of the Funds.  This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.  The proposals have been carefully reviewed by the Board of Trustees.  The Trustees, a majority of whom are not affiliated with the Funds’ investment advisor, Rainier Investment Management, Inc. (“Rainier”), are responsible for protecting your interests as a shareholder.  The Trustees recommend that you vote FOR the proposals.

The questions and answers on the next two pages are provided to assist you in understanding the proposals.  The proposals are described in greater detail in the enclosed proxy statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you plan to attend the shareholder meeting in person, please RSVP by sending an e-mail to rsvp@Rainierfunds.com.  Your RSVP is requested, but not required.  If you have any questions before you vote, please call Rainier at 1-800-248-6314.  We’ll be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

Sincerely,

/s/ John W. O’Halloran
John W. O’Halloran Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.  We appreciate you placing your trust in Rainier Investment Management, Inc. (“Rainier”) and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

The Board of Trustees of the Rainier Investment Management Mutual Funds (the “Trust”), with the support of Rainier, proposes to add a new trustee to the Board.  In connection with this decision, the Board also asks you to confirm the Board’s appointment of one of the existing trustees who has not previously been elected by the shareholders.

What is the affiliation between the Board and Rainier?

The Board of Trustees currently is composed of three “Independent” Trustees (who are not affiliated with Rainier, its principals or other service providers to the Funds).  With the election of the new Trustee, the Trust’s three independent Trustees will continue to serve on the Board along with one Trustee who is an employee of Rainier (called an “Interested” Trustee).

Will the Trustees that currently oversee my Funds change?

The experienced executives who currently serve as Trustees on the Board will continue to serve as Trustees, meeting throughout the year to oversee the activities of each of the Trust’s investment portfolios (the “Funds”).  We are seeking shareholders’ approval pursuant to the requirements of the Investment Company Act of 1940 that require that at least two-thirds of the Trustees of the Trust have been elected by the shareholders of the Funds.  The Trustees fully expect that the environment of strong governance of the Funds and protection of the interests of Fund shareholders will continue with the election of these Trustees by the shareholders of the Funds.

What role does the Board play generally?

The Trustees serve as representatives of the Funds’ shareholders.  Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders.  The Trustees review the Funds’ performance, oversee the Funds’ activities, consider policy changes, and review contractual arrangements with companies that provide services to the Funds.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board.  You can find the compensation table, which details fees that have been paid to the Trustees, in the proxy statement.

Has the Funds’ Board of Trustees approved the proposals?

The Board of Trustees has unanimously approved the proposals to confirm the prior appointment of one Trustee and to elect an additional new Trustee, and the Board of Trustees recommends that you vote to approve these proposals.

Q&A
1

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third party proxy vendor that Rainier has retained to call shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached – which currently is 40% of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  Rainier attempts to reach shareholders via multiple mailings to remind them to cast their votes.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Funds and allocated among the Funds in relation to the number of shareholders in each Fund.

How many votes am I entitled to cast?

On each proposal you are entitled to one vote for each whole share of each Fund you hold as of the close of business on the record date, and a proportionate fractional vote for each fractional share you hold on that date.  The record date is June 15, 2009.

How do I vote my shares?

You can vote your shares in any one of the following ways:

▪	complete and sign the enclosed proxy card(s) and mail it in the enclosed postage-paid envelope;
▪	vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and follow the recorded instructions;
▪	vote through the internet by visiting www.proxyvote.com and follow the on-line instructions; or
▪
vote in person by attending the shareholder meeting on August 17, 2009.  If you plan to attend the shareholder meeting in person, please RSVP by sending an e-mail to rsvp@rainierfunds.com.  Your RSVP is requested, but not required.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Rainier at 1-800-248-6314.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

RAINIER FUNDS
601 Union Street, Suite 2801, Seattle, Washington, 98101

Q&A
2

Rainier Funds
Rainier High Yield Portfolio

601 Union Street, Suite 2801, Seattle, Washington, 98101
(800) 248-6314

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of the Rainier Investment Management Mutual Funds (the “Trust”) will be held at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington, 98101 on Monday, August 17, 2009, at 10:00 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect one new member to the Board of Trustees of the Trust.

2.	To ratify the Board’s prior appointment of one of the current members of the Board of Trustees.

The Board of Trustees has fixed the close of business on June 15, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

JOHN W. O’HALLORAN, Secretary

June 22, 2009

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

Rainier Funds
Rainier High Yield Portfolio

601 Union Street, Suite 2801, Seattle, Washington, 98101
(800) 248-6314

TO BE HELD ON August 17, 2009

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the Rainier Investment Management Mutual Funds (the “Trust”) to be used at the special meeting of shareholders of the Trust and at any adjournments thereof (the “Meeting”), to be held on Monday, August 17, 2009 at 10:00 a.m. Pacific time at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington, 98101.

The Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal	Proposal Description
1.	To elect as a new Trustee of the Trust the nominee presented in Proposal 1.
2.	To ratify the Board’s prior appointment of one of the current members of the Board of Trustees as described in Proposal 2.

The solicitation is being made primarily by the mailing a notice to shareholders on or about June 22, 2009 informing shareholders that an electronic version of the Notice of Special Meeting of Shareholders, this proxy statement and the enclosed proxy card are available at the website www.proxyvote.com.  Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Trust.  In addition, Broadridge Financial Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.  The Trust also may arrange to have votes recorded by telephone.  Broadridge Financial Solutions, Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the Trust.

If the Trust records votes by telephone or through the internet, it will use procedures reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Trust.  The principal business address of the Trust and Rainier is 601 Union Street, Suite 2801, Seattle, Washington, 98101.

If you execute and return the enclosed proxy, or vote by internet or telephone, you may nevertheless revoke your vote at any time before it is used, by written notification to the Trust, executing a later-dated proxy, by delivering a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

Proxy Statement

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR Proposals 1 and 2.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 40% of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposals 1 and 2, unless directed to vote AGAINST Proposal 1 and Proposal 2, in which case such shares will be voted AGAINST the proposed adjournment.

Appendix A to this Proxy Statement shows the number of shares of each investment portfolio of the Trust (each a “Fund”) that are issued and outstanding as of June 15, 2009.  Substantial (5% or more) record and/or beneficial ownership of each Fund on June 15, 2009, to the knowledge of the Trust, is detailed in Appendix A.  Other than disclosed in Appendix A, to the knowledge of the Trust no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any Fund on that date.

Shareholders of record of the Trust at the close of business on June 15, 2009 will be entitled to vote at the Meeting.  Each whole share you hold as of the close of business on the record date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For a free copy of the Trust’s latest annual and/or semiannual reports, contact Rainier at 1-800-248-6314, visit the Funds’ website at www.rainierfunds.com or write to Rainier Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement

PROPOSAL 1.	TO ELECT A NEW TRUSTEE.

At the Meeting, the Board of Trustees is recommending that shareholders elect a new Trustee, John W. O’Halloran, to the Board.

As indicated under “Trustees and Officers” below, the Board currently consists of three Trustees.  Trustees James E. Diamond, Jr., John W. Ferris and Gary L. Sundem are “Independent” Trustees, who are not affiliated with Rainier, its principals, or other service providers to the Trust.  John W. O’Halloran, who was nominated to join the Board as a fourth Trustee, would be considered an “interested” Trustee.

Since 2004, the Board of Trustees has consisted of three “independent” Trustees and one “interested” Trustee.  The Board has had three “independent” Trustees since 1995.  The Board believes that having one “interested” Trustees and three “independent” Trustees has been effective in providing oversight of the Funds and believes that continuing with the same structure is in the best interests of the Trust and the respective shareholders of each Fund.  As indicated under “Trustees and Officers” below, Mr. O’Halloran has considerable industry experience and experience with the Funds.  The Trustees fully expect that the environment of strong governance of the Trust and protection of the interests of Trust shareholders will continue with the addition of the new Trustee.

The current members of the Board do not have the power to appoint Mr. O’Halloran as an additional Trustee without the approval of the shareholders of the Trust.  The Investment Company Act of 1940, as amended (the “1940 Act”), provides that an additional Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders.  As indicated in Proposal 2 below, one of the current Trustees has previously been appointed to the Board without shareholder approval.  As the appointment of Mr. O’Halloran would result in only 50% of the Board having been elected by the shareholders of the Trust, he must be elected as a Trustee by the shareholders.

Vote Required

In the election of a new Trustee, the nominee receiving the highest number of votes cast at the Meeting (without regard to Fund) will be elected, provided a quorum is present (a quorum is 40% of the outstanding voting shares).  Mr. O’Halloran has indicated that he is able and willing to serve as a Trustee if elected.  If for any reason he becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

The Board recommends that the shareholders elect John W. O’Halloran as an additional trustee.

PROPOSAL 2.	RATIFICATION OF THE PRIOR APPOINTMENT OF JOHN W. FERRIS AS TRUSTEE.

John W. Ferris has served as an Independent Trustee of the Trust since March 1995.  He was appointed to his position by the Board in accordance with the 1940 Act.

As indicated above, the 1940 Act restricts the ability of the Board to appoint new members unless, after any such appointment, at least two-thirds of the Trustees have been elected by the shareholders of the Trust.  The Board believes it is in the best interests of the Trust for the shareholders to ratify the appointment of Mr. Ferris so that all members of the Board will have been elected by the shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

Proxy Statement

Vote Required

Ratification of the prior appointment of Mr. Ferris must be approved by a majority of the shares present at the Meeting, voting together without regard to Fund.  A quorum, which is 40% of the outstanding voting shares, must be present at the meeting.  If the appointment of Mr. Ferris is not ratified, he will remain in office but will not be considered as having been elected by the shareholders of the Trust.

The Board recommends that the shareholders ratify the prior appointment of John W. Ferris as a trustee.

TRUSTEES AND OFFICERS

Information regarding the current Trustees, the nominee for election as an additional Trustee, and the executive officers of the Trust is set forth below.  Each Trustee holds office until the Trust is terminated unless he or she resigns or is removed.  Any Trustee may resign at any time, and may be removed with or without cause by the vote of the holders of two-thirds of the outstanding share of the Trust or two-thirds of the other Trustees.  Each officer serves until he or she resigns or is removed by the Board of Trustees.

The Current Board of Trustees

Currently, there are no “Interested” Trustees within the meaning of the Investment Company Act of 1940.

Independent Trustees

Name Address, and Age	Position Held	Length of Time Served *	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
James E. Diamond, Jr. 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1946	Trustee	Since March 1994
President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), 2003 to present. Chief Operating Officer, Homestead Capital (non-profit housing projects) from 2000 to 2003.
				Six	None
John W. Ferris 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1940	Trustee	Since March 1995	Consultant to international companies from 1998 to present.	Six	None
Gary L. Sundem 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1944	Trustee	Since March 1994	Professor of Accounting; University of Washington from 1971 to present.	Six	None
______________________________________
*Trustees and officers of the Fund serve until their resignation, removal or retirement.

Proxy Statement

Nominee for Trustee

Name Address, and Age	Position Held	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee (2)	Other Directorships Held by Nominee
John W. O’Halloran(1) 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1960	CEO, Secretary and Treasurer	President from June 2003 to June 2008; Principal of the Advisor from January 2005 to present.	Six	None
1 Mr. O’Halloran would be an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with Rainier Investment Management, Inc., the investment advisor to the Trust.
2 The “Fund Complex” includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.  In this case, the Fund Complex consists of the six series of the Trust, one of whose shareholders are being solicited in a separate proxy:

Officers.  The table below sets forth certain information about each of the Trust’s executive officers.

Name Address, and Age	Position Held	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James R. Margard 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1952	Vice President	Since January 1994	Principal of the Advisor	N/A	N/A
Mark H. Dawson 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Principal of the Advisor	N/A	N/A
Peter M. Musser 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Principal of the Advisor	N/A	N/A
Leonard P. Brennan 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1959	Vice President	Since June 2008	Managing Director of Russell Investments from 1985 to 2005. Principal of the Advisor from September 2005 to present.	N/A	N/A
Lisa M. Thenell 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1967	Chief Compliance Officer	Since January 2008	Compliance Supervisor of the Advisor from 2003 to present.	N/A	N/A

Proxy Statement

Board Meetings and Committees

The Board met five times during the Trust’s most recent fiscal year ended March 31, 2009.  The Trustees currently expect to continue to meet at least four times a year at regularly scheduled meetings.

Audit Committee.  The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and internal controls, the quality and objectivity of the Trust’s financial statements, and the annual audit of its financial statements.  The Committee also acts as the Trust’s “qualified legal compliance committee.”  The Audit Committee is currently comprised of all of the Independent Trustees.  Mr. Sundem serves as the Trust’s “audit committee financial expert.” The Audit Committee met three times during the Trust’s fiscal year ended March 31, 2009.

Nominating Committee.  The Board of Trustees has a Nominating Committee which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time.  The Nominating Committee is currently comprised of all the Independent Trustees.  The Nominating Committee meets as needed, and did not meet during the Funds’ fiscal year ended March 31, 2009 (but met subsequently in connection with the appointment of Mr. O’Halloran as Trustee).

The Nominating Committee will consider any nominee recommended by a shareholder or shareholder group if the shareholder or shareholder group (1) has owned more than 5% of the Trust’s shares eligible to vote for at least two years at the time of submission of the nominee and at the time of the election, and (2) would not be required to report beneficial ownership of such shares on Schedule 13G under the Securities Exchange Act of 1934 (the “1934 Act”) if such report were required.  Such a nomination must be submitted in writing to the Secretary of the Trust at its address specified above, and must include the shareholder’s contact information, information substantiating satisfaction of the nomination requirements, the nominee’s contact information and number of shares owned, the information about the nominee that would be required to be disclosed in a solicitation of proxies for the election of a trustee pursuant to Regulation 14A under the 1934 Act, and a notarized letter executed by the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement if so designated by the Nominating Committee and the Board.

The Nominating Committee believes that a person recommended by the Committee as a nominee must have a  reputation for integrity; the ability to apply good business sense, with appreciation for the role of the Board; the ability to work with other Trustees as a team; the ability to balance critical thinking with avoidance of unnecessary confrontation; the ability to commit the time necessary to serve on the Board; personal and financial independence from management of the Trust; and no record of felony convictions or of any misdemeanor conviction involving the purchase or sale of a security.  In addition, no such person may cause the Trust to violate any applicable law, rule, regulation or regulatory interpretation; the Trust’s organization documents; or any general policy adopted by the Board regarding retirement age or the percentage of the Board comprised of Independent Trustees.

In evaluating potential nominees, the Committee seeks a mix of skills on the Board, taking into account matters such as current or past membership on the board of a registered investment company; board or executive positions with a money management organization, broker-dealer organization, or other financial, technology or marketing organization; board or financial positions with a substantial publicly-held business organization; an accounting or legal position with any such business; or an academic background and specialty in areas relevant to any such business.  The Committee also seeks to ensure a mix of generations and diversity of personal backgrounds on the Board.

The Nominating Committee does not have a formal process for identifying nominees, but relies on personal contacts and candidates brought to its attention by others in response to its inquiries at the time it determines to consider nominees.  The Committee’s evaluation of nominees is based on information obtained from personal references, in-person interviews, and the Committee’s discussion of the various factors described above.  Mr. Ferris has served the Funds since 1995.  Mr. O’Halloran has served as an officer of the Funds since 2003 and has been a principal of the Advisor since 2005.  Mr. O’Halloran and Mr. Ferris were brought to the Committee’s attention and recommended as nominees by principals of Rainier who are officers and shareholders of the Trust.

Proxy Statement

Ownership of Securities

The tables below set forth the extent of each Trustee’s and nominee’s beneficial interest in shares of the series of the Trust (“Funds”) as of December 31, 2008.  For purposes of this table, “beneficial interest” includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family.  For purposes of this table, “A” means none, “B” means $1-$10,000, “C” means $10,001-$50,000, “D” means $50,001-$100,000, and “E” means over $100,000.

Independent Trustees

Trustee Ownership of Securities	James E. Diamond, Jr. Independent Trustee	John W. Ferris Independent Trustee	Gary L. Sundem Independent Trustee
Rainier High Yield Portfolio	A	A	A
Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	D	E	E

Nominee for Trustee

Nominee Ownership of Securities	John W. O’Halloran Trustee Nominee
Rainier High Yield Portfolio	A
Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	E

As of May 31, 2009, the Trustees and officers of the Trust as a group beneficially owned 56.14% of the outstanding shares of the High Yield Portfolio.

Trustee Compensation

The officers of the Trust and the Trustees who are considered “interested persons” of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  However, those officers and Trustees who are officers or principals of the Advisor may receive remuneration indirectly because the Advisor receives a management fee from the Portfolios.  The Trustees who are not affiliated with the Advisor each receive an annual retainer of $38,000 plus $3,000 per meeting.  Such Trustees also are reimbursed for any expenses incurred in attending meetings.  The High Yield Portfolio recently commenced operations on March 31, 2009 and therefore has not paid compensation to the Trustees for the fiscal year ended March 31, 2009.  It is estimated that the High Yield Portfolio will pay $6,000 in total compensation to the Trustees for the fiscal year ending March 31, 2010 as follows:

Proxy Statement

Independent Trustees

Aggregate Compensation to be Paid from the Portfolios
Name of Trustee	High Yield Portfolio	Total Compensation from Trust Complex(1)
James E. Diamond, Jr.	$2,000	$50,000
Gary L. Sundem	$2,000	$50,000
John W. Ferris	$2,000	$50,000

Nominee for Trustee

Aggregate Compensation to be Paid from the Portfolios
Name of Trustee	High Yield Portfolio	Total Compensation from Trust Complex(1)
John W. O’Halloran	None	None
(1)	Total Compensation from Trust Complex reflects the total amounts paid out of the Trust’s five portfolios that were effective during the fiscal year ended March 31, 2009.

The Portfolios do not maintain pension or retirement plans for Trustees.  Some of the Independent Trustees receive their compensation through a deferred compensation plan.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “The Current Board of Trustees” above.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust has engaged Deloitte & Touche, LLP (“D&T”) to perform audit services, audit-related services, tax services and other services for the year ended March 31, 2009.  Prior to the 2009 fiscal year, the Trust’s financial statements were audited by another independent registered public accounting firm.  “Audit services” refers to performing an audit of the Trust’s annual financial statements or services that are normally provided by the Trust’s accountant in connection with the Trust’s statutory and regulatory filings or engagements.  “Audit-related services” refers to assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the Trust’s audit.  “Tax services” refers to professional services rendered to the Trust by it principal accountant for tax compliance, tax advice, and tax planning.  During the Trust’s last two fiscal years, the Trust’s independent registered public accounting firm performed no “Other services” for the Trust.  The following table shows the aggregate fees billed or expected to be billed for each of the Trust’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the independent registered public accounting firm.

Proxy Statement

	FYE 3/31/2009	FYE 3/31/2008
Audit Fees	$100,000	$131,500
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$20,750
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services provided to the Trust, including services provided to any entity affiliated with the Trust that provides ongoing services to the Trust.  All of D&T’s services in auditing the Trust’s financial statements were performed by full-time permanent employees of D&T.

No non-audit fees were billed or are expected to be billed by D&T, for the Trust’s last two fiscal years, for services to Rainier or any entity affiliated with the Trust that provides ongoing services to the Trust.

Representatives of D&T will not be present at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, 601 Union Street, Suite 2801, Seattle, Washington, 98101.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Proxy Statement

APPENDIX A

Voting Securities and Principal Shareholders

Shareholders of each of the Funds at the close of business on June 15, 2009, will be entitled to be present and vote at the Meeting.  As of that date, the following numbers of shares of each Fund were outstanding:
Shares Outstanding and Entitled to Vote
Fund	Original Shares	Institutional Shares	Total Shares Outstanding
Rainier High Yield Portfolio	N/A	884,625.023	884,625.023

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of June 15, 2009, the following shareholders were considered either a control person or principal shareholder of a Fund:

High Yield Portfolio – Institutional Shares	Rainier Investment Management, Inc. Attn: Controller 601 Union Street, Suite 2801 Seattle, WA 98101-4053	32.17%

	James Margard & Elizabeth Margard JTWROS C/O Rainier Investment Management, Inc. Attn: Controller Supervisor 601 Union Street, Suite 2801 Seattle, WA 98101-4053	34.01%

	Mark H. Dawson & Christina Dawson Community Property 1206 37th Avenue E Seattle, WA 98112-4446	5.52%

	Leonard Patrick Brennan & Leslie Elaine Brennan JTWROS 2121 Broadmoor Drive E Seattle, WA 98112-2317	11.09%

	Peter Musser 145 39th Avenue E Seattle, WA 98112-5016	5.52%

	Michael E. Raney 1000 1st Avenue South 2101 Seattle, WA 98104	11.41%

Appendix
1

HY C00GA2

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet
1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com
3)  Follow the instructions provided on the website.

To vote by Telephone
1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow the instructions.

To vote by Mail
1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M15702-S47065                                           KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RAINIER FUNDS

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

				For	Abstain	Against
1. To elect John W. O’Halloran to the Board of Trustees				□	□	□

2. To ratify the appointment of John W. Ferris to the Board of Trustees				□	□	□

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Please sign exactly as name appears above.  If shares are held in the name of joint owners, each should sign.  Attorneys-in-fact, executors, administrators, etc., should give full title.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
The Proxy Statement is available at www.proxyvote.com.

Please detach at perforation before mailing.

M15702-S47065

PROXY RAINIER LARGE CAP EQUITY PORTFOLIO PROXY
RAINIER MID CAP EQUITY PORTFOLIO
RAINIER SMALL/MID CAP EQUITY PORTFOLIO
RAINIER BALANCED PORTFOLIO
RAINIER INTERMEDIATE FIXED INCOME PORTFOLIO

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2009

This Proxy is solicited on behalf of the Board of Trustees of the Rainier Investment Management Mutual Funds.  The undersigned hereby appoints as proxies Leonard P. Brennan, Mark H. Dawson, Peter M. Musser, and Lisa M. Thenell, and each of them (with power of substitution), to vote all shares of the undersigned of the Trust at the Special Meeting of Shareholders to be held at 10:00 a.m. Pacific time, on Monday, August 17, 2009, at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington, 98101 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

Your vote is important no matter how many shares you own.  If you are not voting by phone or Internet, please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.